Exhibit 10.4

Seattle, Washington
June 15, 2005

TO: [Name of Participant]

FROM: Chris Wiltz

SUBJECT: Nonqualified Deferred Compensation Plans

Last year we told you about the new tax law — The American Jobs Creation Act of 2004 — that changed the tax rules for nonqualified deferred compensation, effective January 1, 2005. Since, the new law imposed sweeping changes to the rules for nonqualified deferred compensation plans, the IRS granted companies a full year to review their plans and comply with the new rules. Additionally, due to the severity of the new penalties associated with non-compliance, the IRS opened a window of opportunity for participants to withdraw their deferrals without penalty.

[Participant Plan Account Information]

Highlights of the Changes due to the new law

Following are a few highlights of the new law which apply to the Deferred Compensation Programs at Plum Creek:

Deferral Elections have less flexibility

•	Elections to defer compensation for performance-based compensation must be made no later than 6 months before the end of the performance period.
•	Deferral elections for the 2005 Incentive (bonus), which may be paid in first quarter of 2006, would need to be made by June 30, 2005.

•	Dividend Equivalent Right (DER) payouts may not be deferred.
•	Value Management Award (VMA) payout deferral elections would need to be made by June 30th of the year prior to payment. Please note that there are no VMA payouts during 2006.

Payout Elections are more stringent

•	Participants must wait a minimum of six months after termination before receiving a payment.
•	Payout elections must be made at time of deferral election.
•	Changes to a distribution election may not accelerate a previously scheduled payment and the payout must be deferred for a period of not less than 5 years from the date such payout would otherwise have been made.

Non-compliance with the new rules by the Company or Participant

•	In the event of an administrative error or any incident of non-compliance, all of the participant's deferred compensation becomes immediately taxable and a 20% penalty is applied.

One-Time Opportunity for Participants

•	The IRS has opened a window of opportunity for participants who wish to withdraw their prior deferrals without penalty.
•	If you are currently a participant in one of the nonqualified deferred compensation plans you have an opportunity to have prior deferred amounts paid out in 2005.

Plan Changes approved by the Compensation Committee

In coordination with the changes to deferred compensation that were imposed by the new tax law, Plum Creek took this opportunity to streamline the Plans.

The Compensation Committee of the Board of Directors approved the termination of the Plum Creek Timber Company, Inc. Executive and Key Employee Salary and Incentive Compensation Deferral Plan (the ‘Old Deferral Plan’), and the adoption of the new Plum Creek Timber Company, Inc. Deferral Plan (the ‘New Deferral Plan’).

•	Effective January 1, 2006, only employees in Grade 42 and above will be eligible to participate in the New Deferral Plan for future compensation deferral of base salary, annual incentives (bonus) and VMAs.
•	Employees under Grade 42 who have previously deferred compensation under the Old Deferral Plan may choose to continue such previously made deferrals under the terms of the New Deferral Plan. However, such employees are not eligible to defer future compensation under the New Deferral Plan.

Plum Creek Key Employee Long-Term Incentive Plan and Plum Creek Long-Term Incentive Plan will be terminated.

•	Participants may elect to take some, or all, of their Plum Creek Timber Company, Inc. stock.
•	Participants may elect to further defer their stock by having it transferred to the New Deferral Plan. Dividends earned on the stock transferred to the New Deferral Plan will be invested in Vanguard mutual funds - the dividends will not be reinvested in Plum Creek stock.

Plum Creek Timber Company, Inc. shares

A reminder — If you elect to receive any shares of common stock of Plum Creek Timber Company, Inc. and you are considering selling the shares of Plum Creek common stock you must pre-clear your transaction at least two business days ahead of time with either Jose Quintana at 206-467-3694 or Jim Kraft at 206-467-3604. This requirement is designed to ensure that you do not inadvertently violate the securities laws. A copy of the securities trading policy is available online at the Employee Resource Center (ERC). Sign in to the Plum Creek Portal to access the ERC. On the Home page – under the HR Central box select ‘Policies — Salary’. Under the Policies – Salary list select ‘Insider Trading’. Or, you can get a copy of the policy from Jose or Jim.

Should you have any questions, please call Jose Quintana (206) 467-3694, Paul Stamnes (206) 467-3678 or me (206) 467-3646.

Seattle, Washington
June 15, 2005

TO: [Name of Participant]

FROM: Chris Wiltz

SUBJECT: Changes to the KTIP or LTIP Plans

As you know, we are making significant changes to Plum Creek’s Deferred Compensation Plans based on The American Jobs Creation Act of 2004. The new law requires you to make important and immediate decisions regarding your deferred compensation.

This memo provides information and deadlines regarding the following:

•	A one-time opportunity to receive your Plum Creek Key Employee Long-Term Incentive Plan (the ‘KTIP’) or Plum Creek Long-Term Incentive Plan (the ‘LTIP’) account balance, or

•	The ability to continue to defer the KTIP or LTIP account balance in the new Plum Creek Timber Company, Inc. Deferral Plan (the `New Deferral Plan').

Decisions regarding your existing deferred KTIP or LTIP balance must be made and submitted to me in Seattle by July 18, 2005. If you do not return an election form, then your current deferred account balance will be rolled into and governed by the New Deferral Plan.

As is the case for any important financial decisions, we suggest you consult with your financial advisor before you submit your election forms. Please read the attached materials and call Jose Quintana at 206-467-3694 or Paul Stamnes at 206-467-3678 or me at 206-467-3646 if you have any questions.

Action to be taken by All Participants by July 18th

•	Please review the enclosed material.

•	Complete the KTIP/LTIP Election Form for Payout or Continued Deferral Form to either:

o	Receive all or a portion of your deferred account balance, or

o	Maintain deferral of all or a portion of the account balance subject to the terms of the New Deferral Plan. Participants who elect to continue to defer their account balance must complete a new Distribution Election Form and Beneficiary Designation Form. Only one Distribution Election Form and Beneficiary Designation Form needs to be completed for deferrals under the New Deferral Plan.

•	Return Forms:

By mail to:	Ms. Christine Wiltz
Plum Creek Timber Company, Inc.
999 Third Ave. Suite 4300
Seattle, WA 98104

Or, by fax:	(206) 467-3747

Attachments

•	Your Account Statement as of June 3, 2005

•	KTIP/LTIP Election Form for Payout or Continued Deferral

•	Distribution Election Form and Beneficiary Designation Form are to be completed only if you continue to defer

•	Plum Creek Timber Company, Inc. Deferral Plan

Changes that are being made to the KTIP/LTIP Plans: Following is an overview of the changes that are being made to the KTIP and LTIP Plans.

•	The KTIP and LTIP plans will be terminated.

•	The IRS has opened a window of opportunity for participants to withdraw their prior deferrals without penalty. Participants may elect to have some, or all, of their Plum Creek Timber Company, Inc. stock paid out in 2005.

•	Reminder - all distributions are subject to applicable withholding taxes.

•	Participants may elect to further defer their stock by having it transferred to the New Deferral Plan. Dividends earned on the stock transferred to the New Deferral Plan will be invested in Vanguard mutual funds - the dividends will not be reinvested in Plum Creek stock.

Reasons why a participant may elect to receive a payout of all or a portion of their account balance:

•	Tax Treatment

Dividends paid to Plum Creek shareholders are currently taxed at the capital gains rate of 15%. Dividends paid on shares held in a deferred compensation plan are not taxed until the dividends are distributed to the participant. However, upon distribution, the dividends are taxed at ordinary income rates.

•	Payout Elections are more stringent

Participants must wait a minimum of six months after termination before receiving a payment.

Payout elections must be made at time of deferral election.

Changes to a distribution election may not accelerate a previously scheduled payment and the payout must be deferred for a period of not less than 5 years from the date such payout would otherwise have been made.

•	Non-compliance with the new rules by the Company or Participant

In the event of an administrative error or any incident of non-compliance, all of the participant’s deferred compensation becomes immediately taxable and a 20% penalty is applied.

•	One-Time Opportunity for Participants

Because of these new and onerous requirements, the IRS has opened a window of transition relief for participants who wish to withdraw their prior deferrals without the 20% penalty. Reminder – all distributions are subject to applicable withholding taxes.

Next Steps: You may elect to receive your entire stock account balance, or a portion thereof. If you elect a Payout of 100% of your Account Balance:

•	You will receive shares of Plum Creek Timber Company, Inc. common stock, less required withholding, in the form of a stock certificate that will be mailed to your home address. Any fractional shares will be applied to your withholding taxes.

•	The applicable withholding taxes will be withheld from your stock payout:
o	25% Federal, or 35% Federal if your supplemental income paid during 2005 has reached $1 million, and
o	State withholding taxes where applicable.
Additional taxes may be owed upon the filing of your tax return due to your individual tax bracket.

If you elect a Payout of less than 100% of your Account Balance:

•	You will receive shares of Plum Creek Timber Company, Inc. common stock, less required withholding, in the form of a stock certificate that will be mailed to your home address. Any fractional share will be applied to your withholding taxes.

•	The applicable withholding taxes will be withheld from your stock payout:
o	25% Federal, or 35% Federal if your supplemental income paid during 2005 has reached $1 million, and
o	State withholding taxes where applicable.
Additional taxes may be owed upon the filing of your tax return due to your individual tax bracket.

•	Any shares of Plum Creek common stock for which you do not make a payout election will be rolled into the New Deferral Plan, the terms of which will govern the continued deferral of such shares of stock. Shares of Plum Creek stock deferred under the New Deferral Plan will remain deferred until you leave the Company, and any dividends paid on the deferred shares will be deposited based on your current choice of Vanguard Investment options (except that dividends will not be invested in additional shares of Plum Creek common stock and placed in the Plum Creek Stock Fund).

If you elect to Defer 100% of your Account Balance:

•	Your shares of Plum Creek common stock will be rolled over to the New Deferral Plan.

•	The stock will remain deferred until you leave the Company.

•	Any dividends paid on the deferred shares of stock will be deposited based on your current choice of Vanguard Investment options (except that dividends will not be invested in additional shares of Plum Creek common stock and placed in the Plum Creek Stock Fund).

•	Any fractional shares will be converted to cash and will be deposited based on your current choice of Vanguard Investment options.

•	If you are a participant in the New Deferral Plan, then your cash will be deposited according to your Investment options on file.

•	If you are a new participant to the Deferral Plan, then please complete the enclosed Enrollment/Change Form.

Participants who are in both the KTIP or LTIP Plan AND the Plum Creek Stock Fund at Vanguard

If you are in both the KTIP or LTIP Plan AND the Plum Creek Stock Fund at Vanguard, then you must first take a 100% payout of your Plum Creek shares in the KTIP or LTIP Plan before you may take payout of your Plum Creek shares at Vanguard.

Stock Ownership Guidelines

As a reminder, General Managers and above must comply with the Company’s Stock Ownership Guidelines. The guidelines are as follows:

President & CEO	5 times base salary
Executive V.P.s	3 times base salary
Sr. V.P.s	2 times base salary
V.P.s & G.M.s	1 time base salary

If you elect to take advantage of this one-time payout opportunity you may fall below the guidelines requirements because shares may be sold to fund necessary tax withholding. In that case, you will be required to take up to 50% of your future VMA and DER payouts, if any, in stock until you are back in compliance with the stock ownership guidelines.

Plum Creek Timber Company, Inc. shares

A reminder — If you elect to receive any shares of common stock of Plum Creek Timber Company, Inc. and you are considering selling the shares of Plum Creek common stock you must pre-clear your transaction at least two business days ahead of time with either Jose Quintana at 206-467-3694 or Jim Kraft at 206-467-3604. This requirement is designed to ensure that you do not inadvertently violate the securities laws. A copy of the securities trading policy is available online at the Employee Resource Center (ERC). Sign in to the Plum Creek Portal to access the ERC. On the Home page – under the HR Central box select ‘Policies — Salary’. Under the Policies – Salary list select ‘Insider Trading’. Or, you can get a copy of the policy from Jose or Jim.

Timing of Payout

The payout is scheduled for late July or August.

KTIP/LTIP Election Form for Payout or Continued Deferral

[  ] I elect the following Payout of Plum Creek Timber Company, Inc. stock:

      ________% Plum Creek Timber Company, Inc. stock paid out(1%
      to 100%)

      Taxes
        The applicable withholding taxes will be withheld from your stock payout:

      Stock Certificate
        You will receive your whole shares of Plum Creek Timber Company, Inc. in the form of a stock certificate mailed to your home address.

      If you elect a Payout of less than 100% of your Account Balance
        Whole shares will be rolled over to the new Plum Creek Timber Company, Inc. Executive Deferral Plan
        and put into the Plum Creek Stock Fund.

•	The stock will remain deferred until your termination with the Company.
•	Any dividends paid on the deferred shares of stock will be deposited based on your current choice of Vanguard Investment mix, except that dividends will not be deposited to the Plum Creek Stock Fund.

Fractional shares,if any, will be applied to your withholding taxes.

[  ] I elect to Defer 100% of the Plum Creek Timber Company, Inc. stock.

      Whole shares will be rolled over to the new Plum Creek Timber Company, Inc. Executive Deferral Plan and
      put into the Plum Creek Stock Fund.

•	The stock will remain deferred until your termination with the Company.
•	Any dividends paid on the deferred shares of stock will be deposited based on your current choice of Vanguard Investment mix, except that dividends will not be deposited to the Plum Creek Stock Fund.

Fractional shares, if any, will be converted to cash and put into a Vanguard Mutual Fund account in the Deferral Plan.

I hereby acknowledge that I have read the materials accompanying this election form and understand and agree that by declining to receive previously deferred compensation under the one-time payout option that: (1) such previously deferred compensation will continue to be deferred; (2) the terms of such continued deferral will be governed by the elections made herein, the current federal tax law and the provisions of the new Plum Creek Timber Company, Inc. Deferral Plan (a copy of which was enclosed herewith); (3) to the extent that any such continued deferred compensation consists of shares of Plum Creek common stock, then, notwithstanding the terms of any plan or award agreement pursuant to which such stock was issued or granted, any dividends or other earnings on such shares shall not accrue in my deferred account in the form of additional shares of common stock, but shall instead accrue in the form of cash to be invested pursuant to this election.

Signature:____________________________        SSN: ___________        Date: ___________

Return this form by July 18, 2005 to:
               Chris Wiltz; Plum Creek; 999 Third Ave. Suite 4300; Seattle, WA. 98104 or fax (206) 467-3747

Seattle, Washington
June 15, 2005

TO: [Name of Participant]

FROM: Chris Wiltz

SUBJECT: Changes to the Plum Creek Executive and Key Employee Salary and Incentive Compensation Deferral Plan

As you know, we are making significant changes to Plum Creek’s Deferred Compensation Plans based on The American Jobs Creation Act of 2004. The new law requires you to make important and immediate decisions regarding your deferred compensation.

This memo provides information and deadlines regarding the following:

•	A one-time opportunity to receive your account balance in the Plum Creek Executive and Key Employee Salary and Incentive Compensation Deferral Plan (the `Old Deferral Plan') at Vanguard, or

•	The ability to continue to defer your existing account balance in the new Plum Creek Timber Company, Inc. Deferral Plan (the `New Deferral Plan').

Decisions regarding your existing deferred account balance must be made and submitted to me in Seattle by July 18, 2005. If you do not return an election form, then your current deferred account balance will be rolled into and governed by the New Deferral Plan.

As is the case for any important financial decisions, we suggest you consult with your financial advisor before you submit your election forms. Please read the attached materials and call Jose Quintana at 206-467-3694 or Paul Stamnes at 206-467-3678 or me at 206-467-3646 if you have any questions.

Action to be taken by All Participants by July 18th

•	Please review the enclosed material.

•	Complete the Deferred Compensation Election Form for Payout or Continued Deferral Form to either:

o	Receive all or a portion of your deferred account balance, or

o	Maintain deferral of all or a portion of the account balance subject to the terms of the New Deferral Plan. Participants who elect to continue to defer their account balance must complete a new Distribution Election Form and Beneficiary Designation Form. Only one Distribution Election Form and Beneficiary Designation Form needs to be completed for deferrals under the New Deferral Plan.

•	Return Forms:

By mail to:	Ms. Christine Wiltz
Plum Creek Timber Company, Inc.
999 Third Ave. Suite 4300
Seattle, WA 98104

Or, by fax:	(206) 467-3747

Attachments

•	Your Account Balance by Fund as of June 15, 2005

•	Deferred Compensation Election Form for Payout or Continued Deferral

•	Distribution Election Form and Beneficiary Designation Form are to be completed only if you continue to defer

•	Plum Creek Timber Company, Inc. Deferral Plan

Plan Changes approved by the Compensation Committee

The Compensation Committee of the Board of Directors approved the termination of the Plum Creek Timber Company, Inc. Executive and Key Employee Salary and Incentive Compensation Deferral Plan (the ‘Old Deferral Plan’), and the adoption of the new Plum Creek Timber Company, Inc. Deferral Plan (the ‘New Deferral Plan’).

Reasons why a participant may elect to receive a payout of all or a portion of their account balance:

•	Tax Treatment

Dividends paid to Plum Creek shareholders are currently taxed at the capital gains rate of 15%. Dividends paid on shares held in a deferred compensation plan are not taxed until the dividends are distributed to the participant. However, upon distribution, the dividends are taxed at ordinary income rates.

•	Payout Elections are more stringent

Participants must wait a minimum of six months after termination before receiving a payment.

Payout elections must be made at time of deferral election.

Changes to a distribution election may not accelerate a previously scheduled payment and the payout must be deferred for a period of not less than 5 years from the date such payout would otherwise have been made.

•	Non-compliance with the new rules by the Company or Participant

In the event of an administrative error or any incident of non-compliance, all of the participant’s deferred compensation becomes immediately taxable and a 20% penalty is applied.

•	One-Time Opportunity for Participants

Because of these new and onerous requirements, the IRS has opened a window of transition relief for participants who wish to withdraw their prior deferrals without the 20% penalty. Reminder – all distributions are subject to applicable withholding taxes.

Next Steps:

You may elect to receive all of your account balance, or a portion thereof on the enclosed Deferred Compensation Election Form for Payout or Continued Deferral.

If you elect a Payout of your Account Balance in the Plum Creek Stock Fund:

•	You may elect your entire Plum Creek Stock Account balance, or a portion thereof. Stock payouts can only be in whole shares. If you elect a payout percent that results in fractional shares, the payout will be rounded down to a whole share.

•	Any shares of Plum Creek common stock for which you do not make a payout election will be deferred under the New Deferral Plan, the terms of which will govern the continued deferral of such shares of stock. Shares of Plum Creek stock deferred under the New Deferral Plan will remain deferred until you leave the Company, and any dividends paid on the deferred shares will be deposited based on your current choice of Vanguard Investment options (except that dividends will not be invested in additional shares of Plum Creek common stock and placed in the Plum Creek Stock Fund).

•	The applicable taxes will be withheld first from the account balances in the Vanguard Mutual Funds (excluding the Plum Creek Stock Fund). If necessary Vanguard will sell the appropriate number of Plum Creek shares from your Plum Creek Stock Fund to cover your taxes.

•	Applicable withholding taxes are:
o	25% Federal, or 35% Federal if your supplemental income paid during 2005 has reached $1 million, and
o	State withholding taxes where applicable.
Additional taxes may be owed due to your individual tax bracket.

•	You will receive your whole shares of Plum Creek Timber Company, Inc. in the form of a stock certificate mailed to your home address.

If you elect a Payout of your Account Balance in the Vanguard Mutual Funds (excluding the Plum Creek Stock Fund):

•	The applicable taxes will be withheld from the account balances in the Vanguard Mutual Funds (excluding the Plum Creek Stock Fund).

•	Applicable withholding taxes are:
o	25% Federal, or 35% Federal if your supplemental income paid during 2005 has reached $1 million, and
o	State withholding taxes where applicable.
Additional taxes may be owed upon the filing of your tax return due to your individual tax bracket.

•	You will receive a check for your account balance, less applicable withholding taxes.

If you elect to continue to Defer under the New Deferral Plan:

•	You can maintain deferral of all or a portion of the account balance subject to the terms of the New Deferral Plan. Participants who elect to continue to defer their account balance must complete a new Distribution Election Form and Beneficiary Designation Form.

Participants who are in both the KTIP or LTIP Plan AND the Plum Creek Stock Fund at Vanguard

If you are in both the KTIP or LTIP Plan AND the Plum Creek Stock Fund at Vanguard, then you must first take a 100% payout of your Plum Creek shares in the KTIP or LTIP Plan before you may take payout of your Plum Creek shares at Vanguard.

Plum Creek Timber Company, Inc. shares

A reminder — If you elect to receive any shares of common stock of Plum Creek Timber Company, Inc. and you are considering selling the shares of Plum Creek common stock you must pre-clear your transaction at least two business days ahead of time with either Jose Quintana at 206-467-3694 or Jim Kraft at 206-467-3604. This requirement is designed to ensure that you do not inadvertently violate the securities laws. A copy of the securities trading policy is available online at the Employee Resource Center (ERC). Sign in to the Plum Creek Portal to access the ERC. On the Home page – under the HR Central box select ‘Policies — Salary’. Under the Policies – Salary list select ‘Insider Trading’. Or, you can get a copy of the policy from Jose or Jim.

Stock Ownership Guidelines

As a reminder, General Managers and above must comply with the Company’s Stock Ownership Guidelines. The guidelines are as follows:

President & CEO	5 times base salary
Executive V.P.s	3 times base salary
Sr. V.P.s	2 times base salary
V.P.s & G.M.s	1 time base salary

If you elect to take advantage of this one-time payout opportunity you may fall below the guidelines requirements because shares may be sold to fund necessary tax withholding. In that case, you will be required to take up to 50% of your future VMA and DER payouts, if any, in stock until you are back in compliance with the stock ownership guidelines.

Timing of Payout

The payout is scheduled for late July or August.

Deferred Compensation Election Form for Payout or Continued Deferral

Payout Option for Participants in the Plum Creek Timber Company, Inc. Executive and Key Employee Salary and Incentive Compensation Deferral Plan:

Plum Creek Stock Fund at Vanguard

[ ]	I elect ________% (0% to 100%) payout of my account balance in the Plum Creek Stock Fund. The payout will be rounded to whole shares.

Any shares of Plum Creek common stock for which you do not make a payout election will be deferred under the new Plum Creek Timber Company, Inc. Deferral Plan (the ‘New Deferral Plan), the terms of which will govern the continued deferral of such shares of stock. Shares of Plum Creek stock deferred under the New Deferral Plan will remain deferred until you leave the Company, and any dividends paid on the deferred shares will be deposited based on your current choice of Vanguard Investment options (except that dividends will not be invested in additional shares of Plum Creek common stock and placed in the Plum Creek Stock Fund).

Taxes: The applicable taxes will be withheld first from the account balances in the Vanguard Mutual Funds (excluding the Plum Creek Stock Fund). If necessary Vanguard will sell the appropriate number of Plum Creek shares from your Plum Creek Stock Fund to cover your taxes.

Stock Certificate: You will receive your whole shares of Plum Creek Timber Company, Inc. in the form of a stock certificate mailed to your home address.

Vanguard Mutual Funds (excluding the Plum Creek Stock Fund)

[ ]	I elect Payout ________% (0% to 100%) of my account balance in the Vanguard Mutual Funds.

Any account balance for which you do not make a payout election will be deferred under the new Plum Creek Timber Company, Inc. Executive Deferral Plan, the terms of which will govern the continued deferral.

Taxes: The applicable taxes will be withheld from the account balances in the Vanguard Mutual Funds (excluding the Plum Creek Stock Fund).

Continued Deferral Option:

[ ]	I elect to continue deferring 100% of my account balance under the new Plum Creek Timber Company, Inc. Executive Deferral Plan.

I hereby acknowledge that I have read the materials accompanying this election form and understand and agree that by declining to receive previously deferred compensation under the one-time payout option that: (1) such previously deferred compensation will continue to be deferred; (2) the terms of such continued deferral will be governed by the elections made herein, the current federal tax law and the provisions of the new Plum Creek Timber Company, Inc. Deferral Plan (a copy of which was enclosed herewith); (3) to the extent that any such continued deferred compensation consists of shares of Plum Creek common stock, then, notwithstanding the terms of any plan or award agreement pursuant to which such stock was issued or granted, any dividends or other earnings on such shares shall not accrue in my deferred account in the form of additional shares of common stock, but shall instead accrue in the form of cash to be invested pursuant to this election.

Signature:____________________________        SSN: ___________        Date: ___________

Return this form by July 18, 2005 to:
               Chris Wiltz; Plum Creek; 999 Third Ave. Suite 4300; Seattle, WA. 98104 or fax (206) 467-3747

Seattle, Washington
June 15, 2005

TO: [Plan Participant]

FROM: Chris Wiltz

SUBJECT: Compensation Deferral Election for Incentive and Base

You have the opportunity to defer compensation by participating in the new Plum Creek Timber Company, Inc. Deferral Plan (the “New Deferral Plan”).

Under the provisions of the New Deferral Plan you may elect to defer all, or a portion, of your compensation, which may include:

•	2005 Incentive Compensation (bonus) payable in February 2006,

•	2006 Base Salary

The New Deferral Plan provides you with the opportunity for tax deferral. Federal income tax (and state income tax, as applicable) is deferred until you receive a distribution of your deferred income, which will occur only after you leave the Company. Any amounts deferred under the New Deferral Plan will be taxed as ordinary income at the time such deferred amounts are distributed to you.

Action to be taken by June 30, 2005 if you elect to defer Incentive Compensation:

•	Complete the Enrollment/Change Form, Distribution Election Form and Beneficiary Designation Form.

•	Return Forms:

By mail to:	Ms. Christine Wiltz
Plum Creek Timber Company, Inc.
999 Third Ave. Suite 4300
Seattle, WA 98104

Or, by fax:	(206) 467-3747
Action to be taken by December 31, 2005 if you elect to defer Base Compensation:

•	Complete the Enrollment/Change Form, Distribution Election Form and Beneficiary Designation Form.

•	Return Forms:

By mail to:	Ms. Christine Wiltz
Plum Creek Timber Company, Inc.
999 Third Ave. Suite 4300
Seattle, WA 98104

Or, by fax:	(206) 467-3747

Investment Rate(s) of Return

The New Deferral Plan is an unfunded plan. This means that the New Deferral Plan assets, if any, are subject to the claims of creditors in the event of Plum Creek’s insolvency or bankruptcy. Plum Creek is not required to place or set aside assets in a trust to fund future distribution payments of previously deferred amounts of income (cash or stock). However, since the Old Deferral Plan’s inception, the Company has chosen to fund the trust account. Keep in mind, however, that the past practice of funding is not a guarantee of future funding. In the event that the Company chooses to discontinue funding the trust account, deferrals under the New Deferral Plan would be unfunded obligations of the Company.

Plum Creek directs Vanguard (the New Deferral Plan Administrator) to invest the cash funds as requested by the participants. Participants are currently offered the opportunity to earn investment rate(s) of return that are offered to participants in the Plum Creek Thrift and Profit Sharing Plan. Please note that the investment rate(s) of return are subject to various risks, and Plum Creek in no way guarantees the performance of any investment choices made by a participant. You can find the investment objective, investment strategy and performance of all the funds offered in the New Deferral Plan by contacting Vanguard toll free at (800) 523-1188 or through the Vanguard website at www.vanguard.com for a fund prospectus.

Investment Changes

You may change the investment mix of your account (excluding Plum Creek stock) by calling Vanguard toll free at (800) 523-1188 or through the Vanguard website at www.vanguard.com.

Plum Creek does not allow any trades into, or out of, the Plum Creek stock account. Once shares of stock are deferred and deposited into the account, those shares will remain there until the participant terminates employment with Plum Creek.

Distribution Elections

If you elect to participate in the Plan, please complete a Distribution Election Form. Only one Distribution Election Form and Beneficiary Designation Form needs to be completed for deferrals under the New Deferral Plan. Distribution Elections are as follows:

Lump Sum	One Lump Sum Payment.

January 1st - June 30th terminations will receive a lump sum payment in January of the year following termination valued on the last trade date in December.

July 1st - December 31st terminations will receive a lump sum payment in July of the year following termination valued on the last trade date in June.

5 year	Payment is made annually for five years.

January 1st - June 30th terminations will begin to receive a payment in January of the year following termination valued on the last trade date in December. Annual payments will be paid in January.

July 1st - December 31st terminations will receive a payment in July of the year following termination valued on the last trade date in June. Annual payments will be paid in July.

10 year	Payment is made annually for ten years.

January 1st - June 30th terminations will begin to receive a payment in January of the year following termination valued on the last trade date in December. Annual payments will be paid in January.

July 1st - December 31st terminations will receive a payment in July of the year following termination valued on the last trade date in June. Annual payments will be paid in July.

Change in Time or Form of Distribution. A Participant may at any time before Separation from Service and at least 12 months before an otherwise scheduled distribution date modify a previous distribution election, provided that the modification does not accelerate a previously scheduled payment and the first payment with respect to which such modification is made is deferred for a period of not less than 5 years from the date such payment would otherwise have been made. In addition, the modification must comply with the New Deferral Plan and all current applicable laws and rules for deferred compensation.

Beneficiary Designation

Please complete the “Beneficiary Designation” Form. Only one Distribution Election Form and Beneficiary Designation Form needs to be completed for deferrals under the New Deferral Plan.

Plum Creek Thrift and Profit Sharing Plan

It is recommended that you maximize your employee contributions through the Plum Creek Thrift and Profit Sharing Plan (the “Profit Sharing Plan”) before you elect to defer base and incentive compensation to the New Deferral Plan.

If you elect to participate in the New Deferral Plan, the amount of base and incentive compensation you defer may reduce your “eligible compensation” for contributions to the Profit Sharing Plan.

        For example, using the following assumptions:

-	A monthly base salary of $6,000.
-	A deferral of $2,000 per month to the New Deferral Plan.
-	A 6% employee contribution election to the Profit Sharing Plan

Your contribution to the Profit Sharing Plan would be:
$240 per month [6% * $4,000 ($6,000 less $2,000)]

In addition, base and incentive compensation deferrals to the New Deferral Plan are not eligible for a Company match.

[(For Non-Executive Officer Participants Only) If you elect to participate in the New Deferral Plan, the amount of base and incentive compensation deferred may reduce your earnings that are eligible to be included when determining your benefit from the Plum Creek Pension Plan.]

As is the case for any important financial decisions, we suggest you consult with your financial advisor before you submit your election forms. Please read the attached materials and call Jose Quintana at 206-467-3694 or Paul Stamnes at 206-467-3678 or me at 206-467-3646 if you have any questions.

Plum Creek Timber Company, Inc. Deferral Plan	Vista # 072338
Enrollment/Change

Account Information

Social Security #:

Name(Last, First, MI):

Address:

City:

Date of birth:
(mm/dd/yyyy)

Date of hire:
(mm/dd/yyyy)

Payroll Directions   Payroll directions are made annually.

I authorize my employer to deduct the following amount from my salary and contribute that amount to my salary deferral account.

Base Salary Election for the year 2006.

[ ] $___________.00 per pay period deferred with the balance paid in cash.

[ ] No Base Salary deferral. I do not wish to participate in the Plum Creek Executive and Key Employee Salary & Incentive Compensation Deferral Plan.

Incentive Compensation Election paid in year 2006. An Incentive Compensation election must be received and accepted by Human Resources prior to June 30th of the year prior to the end of the performance period.

[ ] $___________.00 Incentive Compensation deferred with the balance paid in cash.

[ ] No Incentive Compensation deferral. I do not wish to participate in the Plum Creek Executive and Key Employee Salary & Incentive Compensation Deferral Plan.

Authorization

________________________________	__________________
Signature of Employee	Date

For Office Use Only

__________________________________	______________________________	__________________________
Authorized Signature	Date Received	Effective Date